EXHIBIT H(VI) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K

                        AMENDMENT #3 TO EXHIBIT 1 TO THE

       AGREEMENT FOR FUND ACCOUNTING SERVICES AND TRANSFER AGENCY SERVICES

                       BETWEEN VISION GROUP OF FUNDS, INC.

                         AND FEDERATED SERVICES COMPANY,

                 DATED MAY 1, 1997, AS AMENDED DECEMBER 1, 1997

CONTRACT

DATE                      INVESTMENT COMPANY

                           Portfolios
                             Classes

5/1/97                    VISION GROUP OF Funds, Inc.

5/1/97                     Vision Money Market Fund
5/1/97                       Class A Shares*
5/1/98                       Class S Shares

5/1/97                     Vision Treasury Money Market Fund
5/1/97                       Class A Shares*
5/1/98                       Class S Shares

5/1/97                     Vision New York Tax-Free Money Market Fund
5/1/97                       Class A Shares**

5/1/97                     Vision U.S. Government Securities Fund
5/1/97                       Class A Shares**

5/1/97                     Vision New York Municipal Income Fund
                           (formerly: Vision New York Tax-Free Fund)

5/1/97                       Class A Shares**

5/1/97                     Vision Growth & Income Fund
5/1/97                       Class A Shares**

5/1/97                     Vision Capital Appreciation Fund
5/1/97                       Class A Shares**

9/1/97                     Vision Equity Income Fund
9/1/97                       Class A Shares**

6/1/99                     Vision Large Cap Growth Fund
6/1/99                       Class A Shares

7/1/99                     Vision Mid Cap Stock Fund
7/1/99                       Class A Shares
7/1/99                       Class B Shares


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Federated services company provides the following services:

                          Fund Accounting
                          Transfer Agency

*  Original Shares redesignated on May 1, 1998.
**  Original Shares redesignated on June 1, 1999

                                            VISION GROUP OF FUNDS, INC.

                                            By:  /S/ BETH S. BRODERICK

                                            Name:  Beth S. Broderick
                                            Title:  Vice President

                                            FEDERATED SERVICES COMPANY

                                            By:  /S/ LAWRENCE CARACCIOLO

                                            Name:  Lawrence Caracciolo
                                            Title:  Senior Vice President